Compass 2 and Compass 3 Variable Accounts:

                           High Yield Variable Account

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

     Portfolio Manager              Primary Role            Since                Title and Five Year History
     -----------------              ------------            -----                ---------------------------
John Addeo                       Portfolio Manager       2004         Vice President of MFS; employed in the
                                                                      investment management area of MFS since 1998.

David P. Cole                    Portfolio Manager       October      Vice President of MFS; employed in the
                                                         2006         investment management area of MFS since 2004.
                                                                      High Yield Analyst at Franklin Templeton
                                                                      Investments from 1999 to 2004.


                 The date of this Supplement is October 9, 2006.